Note 7 - Income Taxes	3 Months Ended
Mar. 31, 2022
Notes
Note 7 - Income Taxes

Note 7 – Income Taxes

The Company has elected to be treated as an S corporation for income tax reporting purposes. The taxable income or loss of an S corporation is treated as income of and is reportable in the individual tax returns of the shareholders of the Company in an appropriate allocation. Accordingly, deferred income tax assets and liabilities have been eliminated and no provisions for current and deferred income taxes were made by the Company except for amounts attributable to state income taxes for certain states, which do not recognize S corporation status for income tax reporting purposes. Deferred income tax assets and liabilities will continue to be recognized and provisions for current and deferred income taxes will be made by the Company’s subsidiaries as they are not permitted to be treated as S Corporations.

Effective income tax rates were 11% and 7% during the three-month periods ended March 31, 2022 and 2021, respectively. During the current year, the S corporation income was lower than the prior year, which decreased the overall pre-tax income of the Company resulting in a higher effective tax rate for the 2022 reporting period compared to the same period in 2021.